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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 8, 1997
                Date of Report (Date of earliest event reported)

                          AUTHENTIC FITNESS CORPORATION
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-11202

                  Delaware                            95-4268251
      (State or other jurisdiction                 (I.R.S. Employer
    of incorporation or organization)            Identification No.)

                             6040 Bandini Boulevard
                           Commerce, California 90040
                    (Address of principal executive offices)
                                 (213) 726-1262
              (Registrant's telephone number, including area code)

                        COPIES OF ALL COMMUNICATIONS TO:
                          AUTHENTIC FITNESS CORPORATION
                                 90 PARK AVENUE
                                   26TH FLOOR
                            NEW YORK, NEW YORK 10016
                           ATTENTION: GENERAL COUNSEL


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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               (a) On March 21, 1997, Ernst & Young LLP notified the Company of its decision to decline to stand for reappointment as the Company's independent auditors. Ernst & Young LLP and its predecessor firms had served as the Company's independent auditors since 1991. None of the reports issued by Ernst & Young LLP on the financial statements for the Company's last two fiscal years ended July 6, 1996 and July 1, 1995, contained an adverse opinion or disclaimer of opinion nor were the reports modified or qualified as to any uncertainty, audit scope or accounting principles.

               During the two fiscal years ended July 6, 1996 and through March 21, 1997, the Company has not had any disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

               During the two most recent fiscal years ended July 6, 1996 and July 1, 1995, Ernst & Young LLP informed the Company that it had noted certain matters involving the Company's internal control structure and its operation that were, in the opinion of Ernst & Young LLP, a reportable event as defined in Regulation S-K Item 304(a)(1)(v). These matters involved certain weaknesses in the Company's internal accounting controls and procedures related primarily to the the timely analysis of balance sheet and income statement accounts in connection with the preparation of interim financial statements and specifically the valuation and adjustment of inventory and other account balances. The Company has taken actions which it believes have effectively addressed these matters, including effecting improvements in inventory monitoring systems and controls, implementing supplemental procedures to review and adjust interim balance sheets and income statements as well as appointing additional financial and accounting personnel. In addition, the Company has effected certain structural changes in its business and operations which the Company believes eliminates certain inventory control issues including subcontracting its production control and manufacturing functions and exiting its outlet store business. While the Company has advised Ernst & Young LLP of the specific actions taken by the Company, that firm has not been engaged to audit any period since fiscal 1996 and, therefore, is not in a position to address the Company's actions.

               On March 26, 1997, the Audit Committee of the Board of Directors of the Company recommended that the Company engage Price Waterhouse LLP as the Company's independent auditors. The Board of Directors approved the recommendation of the Audit Committee and the Company engaged Price Waterhouse LLP as its independent auditors effective March 26, 1997.


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ITEM 7.        EXHIBITS

        16.1   Letter of Ernst & Young LLP


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               Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AUTHENTIC FITNESS CORPORATION

Date:  April 8, 1997                        By: /s/   WALLIS H. BROOKS
                                                -------------------------------
                                                   Wallis H. Brooks
                                                   Senior Vice President
                                                   and Chief Financial Officer


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